SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 29, 2003

SAXON ASSET SECURITIES COMPANY (as Depositor under the Pooling and Servicing Agreement, dated as of May 1, 2003, providing for the issuance of Mortgage Loan Asset Backed Certificates, Series 2003-2)

         Saxon Asset Securities Company

(Exact Name of Registrant as Specified in its Charter)

Virginia	333-103240	52-1865887
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4860 Cox Road Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (804) 967-7400

               4951 Lake Brook Drive, Glen Allen, Virginia 23060

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Mortgage Loan Asset Backed Certificates, Series 2003-2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by Registration Statement on Form S-3 (Registration File No. 333-103240) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $600,000,000 in aggregate principal amount of Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class A-IO, Class M-1, Class M-2, Class M-3, Class B and Class S Certificates of its Mortgage Loan Asset Backed Certificates, Series 2003-2 on May 29, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated February 27, 2003, as supplemented by the Prospectus Supplement, dated May 14, 2003 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as May 1, 2003, among Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer, Saxon Mortgage Services, Inc., as servicer and Deutsche Bank Trust Company Americas, as trustee. The “Certificates” consist of the following classes: Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class A-IO, Class M-1, Class M-2, Class M-3, Class B, Class S, Class P, Class C and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of three groups of certain conventional, first and second lien, fixed and adjustable rate, fully amortizing and balloon,  residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $443,891,522 as of May 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(a)

Not applicable.

(a)

Exhibits:

1.1

Underwriting Agreement, dated May 14, 2003, among Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer, and Credit Suisse First Boston LLC, on behalf of the Underwriters.

4.1

Pooling and Servicing Agreement, dated as of  May 1, 2003, among Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer, Saxon Mortgage Services, Inc., as servicer and Deutsche Bank Trust Company Americas, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON ASSET SECURITIES COMPANY

By:  /s/ Ernest G. Bretana

       Name: Ernest G. Bretana

       Title:   Vice President

Dated:  June 10, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

1.1

Underwriting Agreement, dated May 14, 2003, among Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer, and Credit Suisse First Boston LLC, on behalf of the Underwriters.

4.1

Pooling and Servicing Agreement, dated as of  May 1, 2003, among Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer, Saxon Mortgage Services, Inc., as servicer and Deutsche Bank Trust Company Americas, as trustee.